AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 4th Quarter 2016

For the periods ended December 31, 2016, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate), for the quarter, 3-, 5-, and 10-year periods by 7, 44, 38, and 39 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 3-year period.

Performance for periods ended December 31, 2016 (Returns for periods exceeding one year are annualized)
	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	-2.91%	2.35%	2.35%	3.47%	2.61%	4.73%
HIT Total Net Rate of Return	-3.00%	1.94%	1.94%	3.04%	2.17%	4.29%
Barclays Capital Aggregate Bond Index	-2.98%	2.65%	2.65%	3.03%	2.23%	4.34%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

U.S. Treasury rates, which were trending upward during October on expectations of a fed funds rate hike in December, soared after the U.S. election results. The HIT’s underweight to Treasuries, slightly short duration position, and tightening of spreads on its high credit quality multifamily mortgage securities, combined with its ongoing income advantage, contributed to its gross outperformance for the quarter, despite one of the strongest quarters by corporate bonds in recent years.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened across products, with FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates tightening by 23 and 19 basis points (bps), respectively. Fannie Mae DUS securities showed mixed performance. The benchmark Fannie Mae 10/9.5 contracted by 7 bps, while the shorter term 5/4.5 structure widened by 2 bps. The HIT had 24.9% of its portfolio invested in DUS securities across various structures at the end of December.
  The portfolio’s relative short duration to the Barclays Aggregate as interest rates rose across the curve. Two, 5-, 10-, and 30-year Treasury rates increased by 43, 78, 85, and 75 bps, respectively.
  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index with excess returns of -39 bps. The HIT was underweight to this sector with a 15.0% allocation versus 28.0% in the Barclays Aggregate as of December 31, 2016.

Negative impacts to the HIT’s performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting an excess return of 185 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.8% of the index as of the end of December.
  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -14, 79, 158, and 202 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA
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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q4 Highlights

profile or carried a government or government-sponsored enterprise guarantee compared to approximately 71% for the Barclays Aggregate at the end of December.

  The HIT’s overweight to spread assets as swap spreads widened slightly. Two-, 5-, 7-, and 10-year swap spreads increased by 1, 1, 1, and 3 bps, respectively.

Geopolitical risks remain across the globe. In Europe, the execution of Brexit and elections in France, among other events, are cause for concern. China’s cooling economy and potential trade wars between the U.S. and other countries could negatively impact the markets. Military conflicts and ongoing unrest in the Middle East are also risk factors. In this uncertain economic and political environment, the HIT plans to continue managing its portfolio to provide higher income and less credit risk than the Barclays Aggregate. It also intends to continue managing its duration to be slightly shorter than its benchmark to defend against a rising rate environment. With interest rates still very low there is a significant asymmetric relationship as to how low rates can fall versus how high they can climb. The HIT will continue to provide investors with an investment option that is designed to provide competitive income in rising or falling rate environments, while protecting their capital with high credit quality fixed-income investments that also generate union construction jobs and affordable housing.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-3.84%	0	6.08
Agencies	-2.10%	17	4.21
Single family agency MBS (RMBS)	-1.97%	-39	4.61
Corporates	-2.83%	185	7.30
Commercial MBS (CMBS)	-3.03%	46	5.50
Asset-backed securities (ABS)	-0.70%	3	2.25
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/16	12/31/2016	Change
3 Month	0.274%	0.497%	0.223%
6 Month	0.432%	0.610%	0.178%
1 Year	0.585%	0.811%	0.225%
2 Year	0.762%	1.188%	0.426%
3 Year	0.875%	1.451%	0.576%
5 Year	1.149%	1.927%	0.778%
7 Year	1.422%	2.245%	0.823%
10 Year	1.594%	2.444%	0.850%
30 Year	2.315%	3.065%	0.750%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q4 Highlights

Portfolio Data as of December 31, 2016

Net Assets	$5,790,752,832
Portfolio Effective Duration	5.492 years
Portfolio Average Coupon	3.21%
Portfolio Current Yield[1]	3.23%
Portfolio Yield to Worst	2.79%
Convexity	0.133
Maturity	9.612 years
Average Price	101.82
Number of Holdings	979

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	66.66%
Agency Single-Family MBS	19.94%
U.S. Treasury	7.59%
AAA Private-Label CMBS	2.33%
Cash & Short-Term Securities	3.48%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.94%
CMBS – Agency Multifamily*	63.00%
U.S. Treasury Notes/Bonds	7.59%
State Housing Permanent Bonds	5.25%
State Housing Construction Bonds	0.61%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	3.48%
* Includes multifamily MBS (56.37%), AAA Private-Label CMBS (2.33%), and multifamily Construction MBS (4.30%).

Geographical Distribution of Long-Term Portfolio: 3

West	10.12%
Midwest	15.30%
South	8.35%
East	18.85%
National Mortgage Pools	47.38%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	3.48%	5-5.99 years	10.88%
0-0.99 years	10.25%	6-6.99 years	7.61%
1-1.99 years	3.69%	7-7.99 years	10.62%
2-2.99 years	8.30%	8-8.99 years	9.34%
3-3.99 years	15.87%	9-9.99 years	3.95%
4-4.99 years	10.55%	Over 10 years	5.47%

Maturity Distribution (based on average life):

0 – 1 year	4.08%
1 – 2.99 years	10.08%
3 – 4.99 years	18.84%
5 – 6.99 years	31.76%
7 – 9.99 years	23.32%
10 – 19.99 years	8.27%
Greater than 20 years	3.65%

Quality Distribution: 4

U.S. Government or Agency	89.64%
AAA	2.33%
AA	4.42%
A	0.00%
Not Rated	0.13%
Cash	3.48%

Bond Sector Distribution: 4,5

MBS	92.14%
Treasury	7.86%
Agency	0.00%

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4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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